REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 20, 2009, by and between Zoo Entertainment, Inc., a Delaware corporation (the “Company”), and the persons set forth on the signature page hereto (collectively, the “Investor”).

WHEREAS, this Agreement is made in connection with that certain Securities Purchase Agreement, dated as of even date herewith, by and among the Company and the investors set forth on the signature pages thereto, pursuant to which the Company agreed to sell a minimum of $4,000,000 and a maximum of up to $5,000,000 of shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a price per share equal to $2.50 (the “Purchase Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Company issued and sold to the Investor an aggregate of 290,676 shares of Preferred Stock and Warrants (the “Warrants”) to purchase an aggregate of 509,324,000 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”).

WHEREAS, the Company and the Investor desire to enter into this Agreement to set forth their respective rights and obligations with respect to the registration of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.            Definitions.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the Warrants.

“Common Stock” has the meaning set forth in the Recitals.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means 60 days from the date hereof.

“Effectiveness Period” shall have the meaning set forth in Section 2(c).

“Event” shall have the meaning set forth in Section 2(f).

“Event Payment” shall have the meaning set forth in Section 2(f).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” means as soon as practicable and, in any event, no later than 15 days following the final Closing.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including the Investor.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means any action, suit, inquiry, notice of violation, proceeding (including, without limitation an investigation or any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, body, official, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Shares and the Warrant Shares (and any additional securities issued or issuable in connection with a stock dividend or stock split thereof or in connection with any recapitalization, merger, consolidation, reorganization, or similar event).

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market or is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the NYSE, the NYSE Amex, the NASDAQ Stock Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Purchase Agreement, the Warrants, all exhibits and schedules hereto and thereto, and any other documents or agreements executed by the Investor in connection with the transactions contemplated hereunder and thereunder.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.            Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act).

(b)           The Investor agrees to furnish to the Company a completed selling stockholder questionnaire in standard form (the “Selling Stockholder Questionnaire”) not more than five (5) Trading Days following the date that the Selling Stockholder Questionnaire is provided by the Company to the Investor. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify the Investor of the information the Company reasonably requires from the Investor other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date.  The Investor shall be entitled to be named as a selling securityholder in the Registration Statement and to use the Prospectus for offers and resales of Registrable Securities at any time, unless such Investor has not timely returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If the Investor returns a Selling Stockholder Questionnaire or a request for further information, in either case, after a reasonable deadline imposed by the Company, then the Company shall use its commercially reasonable best efforts to take such actions as are required to name the Investor as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. The Investor acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(b) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(c)           The Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Common Shares and Warrant Shares covered by such Registration Statement have been sold or that all Common Shares and Warrant Shares that would otherwise be covered by such Registration Statement can be resold by the Investor without restriction (including volume limitations and current public information requirements) pursuant to Rule 144 of the Securities Act (the “Effectiveness Period”).  The Company shall file no other registration statements with respect to any other securities or securityholder until at least 30 days following the Effective Date.

(d)           Notwithstanding anything in this Agreement to the contrary, after one hundred twenty (120) consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investor, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investor immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and its Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time.  Upon receipt of such notice, the Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until the Investor is advised in writing by the Company that the current Prospectus or amended or supplemented Prospectus, as applicable, may be used (and the Company shall promptly provide Investor with copies of any such supplemented or amended Prospectus).  In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company.  The Company’s rights under this Section 2(d) may be exercised for a period of no more than 20 Trading Days at a time and not more than once in any twelve-month period, without such suspension being considered as part of an Event Payment determination.    Immediately after the end of any suspension period under this Section 2(d), the Company shall take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investor to publicly resell the Registrable Securities pursuant to such effective Registration Statement.

(e)          Piggy-Back Registration; Pro Rata Cutbacks.

(i)           Except as set forth below or in Section 2(e)(ii) hereof, neither the Company nor any of its security holders (other than the Investor pursuant hereto) may include securities of the Company in the Registration Statement. Notwithstanding the foregoing, the Company may, after the date hereof, enter into an agreement that provides for piggy-back registration rights to any of its security holders if (1) such piggy-back registration rights pertain to a registration statement to be filed following the date on which (A) all Registrable Securities have been registered pursuant to an effective Registration Statement or (B) the Registrable Securities may be resold without restriction (including volume limitations and current public information requirements) pursuant to Rule 144 of the Securities Act, whichever is earlier, or (2) such piggy-back registration rights pertain to securities that, pursuant to any cutbacks as set forth in this Section 2(e), shall be reduced first and prior to any reduction of the Registrable Securities.

(ii)          The Company and the Investor agree and acknowledge that the following individuals or entities to whom piggy-back registration rights have been granted by the Company are entitled to have certain securities be included in any Registration Statement filed hereunder: (A) 1,854,650 shares of Common Stock issued pursuant to that certain Mutual Settlement, Release and Waiver Agreement, as amended, dated as of June 18, 2009, by and among the Company, Zoo Games, Inc., Zoo Publishing, Inc. and the individual plaintiffs set forth therein, as disclosed in the Company’s Current Report on Form 8-K filed with the Commission on  June 29, 2009, which piggy-back rights shall not be subject to any  pro rata reduction, and (B) 7,665,731 shares of Common Stock issuable pursuant to that certain Warrant issued to Solutions 2 Go (as such number may be adjusted pursuant to any provisions contained therein, including any antidilution and price protection provisions), as disclosed in the Company’s Current Report on Form 8-K filed with the Commission on September 4, 2009, which piggy-back rights shall be subject to pro rata reduction.  The foregoing securities that may be included in the Registration Statement shall be determined among the Common Shares and Warrant Shares held by the Investor and the registrable securities issued or issuable in connection with the Solutions 2 Go Warrant, and the number of Common Shares and Warrant Shares which may be included shall be determined by multiplying the total number of shares available for inclusion in such Registration Statement by a fraction, the numerator of which shall be the total number of Common Shares and Warrant Shares held by the Investor, and the denominator of which shall equal the total number of Common Shares and Warrant Shares held by the Investor plus the total number of shares issued or issuable in connection with the Solutions 2 Go Warrant, after giving effect to such cutbacks.  The number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by Warrant Shares (after giving effect to the cutbacks), and second by Registrable Securities represented by Common Shares (after giving effect to such cutbacks).  In the event of a cutback hereunder, the Company shall give the Investor at least five (5) Trading Days prior written notice along with the calculations as to such Investor’s allotment.

(iii)         Notwithstanding any other provision of this Agreement, if any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff or any requirements of the Securities Act (the “SEC Guidance”) sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Investor as to its Registrable Securities, the Company will reduce, on a pro rata basis, all Registrable Securities and any other securities included in the Registration Statement.  If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to this Section 2, or for any other reason any Registrable Securities are not permitted by the Commission to be included in a Registration Statement filed under this Agreement, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Notwithstanding the foregoing, the Company shall only have such obligations until the earlier of (i) all Registrable Securities have been registered pursuant to an effective Registration Statement, or (ii) the Registrable Securities may be resold without restriction (including volume limitations and current public information requirements) pursuant to Rule 144 of the Securities Act.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible and shall use its best efforts to keep such Registration Statement effective under the Securities Act during the entire Effectiveness Period.

(f)           Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%), or such other percentage specified herein, of (i) the number of Registrable Securities held by the Investor as of the date of such Event, multiplied by (ii) the purchase price paid by the Investor for such Registrable Securities then held.  The payments to which the Investor shall be entitled pursuant to this Section 2(f) are referred to herein as “Event Payments.”  Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event.  All pro rated calculations made pursuant to this Section 2(f) shall be based upon the actual number of days in such pro rated month.  For such purposes, each of the following shall constitute an “Event”:

(A)           the Registration Statement is not filed on or prior to the Filing Date;

(B)           the Registration Statement is not declared effective within 60 days from the date hereof;

(C)           the Registration Statement is not declared effective within 90 days from the date hereof (and in such case the penalty will increase to two percent (2.0%) for the following 30 days or until earlier declared effective);

(D)           the Registration Statement is not declared effective within 120 days from the date hereof (and in such case the penalty will increase to three percent (3.0%) and will be and remain payable until the Registration Statement is declared effective);

(E)           the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; or

(F)           the Company does not respond to comments received from the Commission with respect to the Registration Statement as soon as practicable and, in any event, within seven Business Days of receipt of such comments (if such comments relate to accounting issues) and within five Business Days of receipt of such comments  (if such comments relate to any other issue).

Notwithstanding anything to the contrary, penalties for an Event under subsections (A) and (F) above shall be half a percent, and all penalties  shall not exceed one and a half percent for each of the first two 30 day periods, one percent for the next 30 day period, or three percent for each of the next three 30 days periods.

Notwithstanding the foregoing, the Company shall not be obligated to make an Event Payment in connection with an Event based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto, or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding the Investor furnished to the Company by the Investor in writing expressly for use therein, or to the extent that such information relates to the Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in the Selling Stockholder Questionnaire and other information provided by the Investor to the Company constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

3.            Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as may be required in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto (and, in any event, respond within seven Business Days of receipt of such comments, if such comments relate to accounting issues, and within five Business Days of receipt of such comments, if such comments relate to any other issue), and provide Investor true and complete copies of all such comments and all other material correspondence from and to the Commission relating to the Registration Statement immediately upon receipt of such comments or other correspondence; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investor set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(b)           Notify the Investor in writing promptly upon the occurrence of any of the following events:  (i) any Registration Statement or any post-effective amendment is declared effective; (ii) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (iii) the Commission comments in writing on any Registration Statement; (iv) any Registration Statement or any post-effective amendment is declared effective; (v) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (vi) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (viii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (viii) the occurrence, threat or existence of any development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that the Company will not deliver or make available to the Investor material, nonpublic information unless the Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(c)           Use its commercially reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(d)           Promptly after the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), provide the Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference); provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(e)           (i) In the time and manner as may be required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Investor evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such shares of Common Stock on each such Trading Market, as applicable.

(f)           Prior to any resale of Registrable Securities, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Investor in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for resale under the securities or Blue Sky laws of such jurisdictions within the United States as the Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)           Cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Investor may reasonably request.

(h)           Upon the occurrence of any event described in Section 3(b)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)           Cooperate with any reasonable due diligence investigation undertaken by the Investor in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to the Investor material, nonpublic information unless the Investor requests in advance in writing to receive material, nonpublic information and to keep such information confidential.

(j)           Comply with all rules and regulations of the Commission applicable to the registration of the Registrable Securities.

(k)           Comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be necessary to facilitate the registration of the Registrable Securities hereunder.

(l)           It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor or to make any Event Payments set forth in Section 2(f) to the Investor that such Investor furnish to the Company information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it, and shall complete and execute such documents in connection with such registration, as are required pursuant to the Securities Act to effect the registration of such Registrable Securities.

4.            Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement, whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with any documents or information required by FINRA Rule 5110 to be filed with FINRA, with respect to any filing that may be required to be made by any broker through which an Investor intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and (v) Securities Act liability insurance, if the Company so desires such insurance.  In no event shall the Company be responsible for any broker or similar commissions of the Investor or any legal fees or other costs of the Investor.

5.            Indemnification.

(a)          Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement or any other Transaction Document, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders, and employees of each of them, each Person who “controls” any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents, investment advisors, partners, members, shareholders, and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees and expenses) (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly  for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) with respect to any Prospectus, if the untrue statement or omission of material fact contained in such Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, if such corrected Prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect Prospectus prior to the use giving rise to Losses. The Company shall notify each Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement or any other Transaction Document.

(b)          Conduct of Indemnification Proceedings. Any indemnification provided pursuant to Section 5(a) shall be governed by the following procedures:

(i)           If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(ii)          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (A) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (B) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii)         All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require an Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(iv)         Contribution.  If a claim for indemnification under Section 5(a) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section  5 was available to such party in accordance with its terms.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5.2(iv).  Notwithstanding the provisions of this Section 5(b)(iv), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)            The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.            Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holders of no less than a majority of the outstanding Registrable Securities.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 6(c) prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 6(c) later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:             Zoo Entertainment, Inc.
c/o Zoo Publishing, Inc.
3805 Edwards Road, Suite 605
Cincinnati, Ohio 45209
Facsimile No.: 513-278-0111
Attn: Mark Seremet

and

Zoo Games, Inc.
575 Broadway
New York, New York 10012
Facsimile No.: 646-495-6392
Attention: David Fremed

With a copy to:                   Mintz, Levin, Cohn, Ferris, Glovsky & Popeo P.C.
666 Third Avenue
New York, NY 10017
Facsimile No.:  212-983-3115
Attn:  Kenneth Koch, Esq.

If to the Investor:	To the address and facsimile number set forth under such Investor’s name on the signature pages hereto

If to any other Person who is then the registered Holder:

To the address and facsimile number of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such party.

(d)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign its rights or obligations under this Agreement to any Person to whom Investor or such Holder assigns or transfers any Registrable Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Registrable Securities, by the provisions hereof that apply to such Holder.  Notwithstanding anything to the contrary herein, Registrable Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Registrable Securities.

(e)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(f)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If any party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for the prevailing party’s attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(g)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(h)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 5 and (in each case) may enforce the provisions of such Section 5 directly against the parties with obligations thereunder.

(k)           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, whenever Investor exercises a right, election, demand or option owed to Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided (including any applicable cure period), then, prior to the performance by the Company of the Company’s related obligation, Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(l)           Legal Fees.  Company will pay Investor’s actual legal fees related to negotiating and drafting the Transaction Documents, not to exceed $50,000.00.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Company:

ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

Investor:

SOCIUS CAPITAL GROUP, LLC

By:	/s/ Terry Peizer
Name: Terry Peizer
Title: Managing Director

11150 Santa Monica Blvd
Los Angeles, CA 90025
Facsimile No.: (310) 444-5300
Attn: Terry Peizer

With a copy to:

Luce Forward Hamilton & Scripps LLP
601 S. Figueroa St., 39th Floor
Los Angeles, CA 90017
Facsimile No. (213) 452-8035
Attn: John C. Kirkland, Esq.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Company:

ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

Investor:

FOCUS CAPITAL PARTNERS, LLC

By:	/s/ Terry Peizer
Name: Terry Peizer
Title: Managing Director

Address for Notice:

11150 Santa Monica Blvd
Los Angeles, CA 90025
Facsimile No.: (310) 444-5300
Attn: Terry Peizer

With a copy to:

Luce Forward Hamilton & Scripps LLP
601 S. Figueroa St., 39th Floor
Los Angeles, CA 90017
Facsimile No. (213) 452-8035
Attn: John C. Kirkland, Esq.